UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2007

EVCI CAREER COLLEGES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-14827	06-1488212
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Van Der Donck Street, 2nd Floor, Yonkers, New York 10701
(Address of principal executive offices)

Registrant’s telephone number, including area code (914) 623-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2007, EVCI and its subsidiaries entered into definitive agreements with ComVest Investment Partners III, L.P. (“ComVest”) that will provide (i) EVCI with $700,000 in additional term loan financing and (ii) EVCI’s wholly-owned subsidiaries, Technical Career Institutes, Inc. (“TCI”) and Pennsylvania School of Business, Inc. (“PSB”), with an aggregate of up to $2,850,000 of revolving loans. The material terms of the agreements are briefly summarized below and the agreements are filed as exhibits to this Report. As previously reported, EVCI and ComVest completed a financing transaction in May of this year.

Loan Agreement with EVCI and related Promissory Note and Guaranty Agreement

•	Of the total loan commitment of $700,000, on December 31, 2007, ComVest loaned EVCI $350,000.

•	An additional $350,000 will be loaned to EVCI upon EVCI’s written request made on or after the 60th day after the date of the first loan, provided no event of default has occurred and is continuing.

•	The loan proceeds must be used to pay expenses related to the closing of Interboro Institute on December 21, 2007 and for EVCI’s working capital and other general corporate purposes.

•
The loans mature March 31, 2009 and are subject to mandatory prepayment upon acceleration following an event of default or a Sale (as defined in the Loan Agreement), which includes a sale of any material portion of EVCI or any of its subsidiaries, the sale of shares constituting a majority of EVCI’s voting stock, or the issuance of shares constituting a majority of EVCI’s voting stock after giving effect to such issuance.

•	Interest is payable monthly at the rate of 18% per annum, subject to increase to 20% per annum while an event of default continues. Interest is payable by adding it to principal monthly

•
The term loans will be secured by a first lien on the same collateral that secures the Senior Debt on a pari passu basis with such Senior Debt, as that term is defined in EVCI’s Second Amended and Restated Credit Agreement with Harris N.A. (the “Harris Credit Agreement”) that was previously filed as Exhibit 10.62 to EVCI’s Form 10-K on April 27, 2007. The Harris Credit Agreement, as further amended by the Forbearance Agreement filed as Exhibit 10.8 to this Report, was sold and assigned by Harris N.A., together with related loan documents, to ComVest on December 31, 2007. As an inducement to sell the Harris Credit Agreement to ComVest, EVCI, its subsidiaries and ComVest entered into an Indemnity Agreement and Release in favor of Harris N.A. on December 31, 2007.

•	All of EVCI’s subsidiaries, including TCI and PSB will guaranty payment of all amounts owed to ComVest under the Loan Agreement.

•
ComVest was relieved of any further obligation to provide credit support for EVCI letters of credit equal to the difference between $6,700,000 and the $3,566,031 letter of credit EVCI provided to the U.S. Department of Education on November 27, 2007. However, ComVest has agreed to provide support for TCI and PSB letters of credit as described below.

•	EVCI is obligated to pay a closing fee of $35,000 when the loans are required to be repaid. Expenses relating to the Loan Agreement are estimated to be approximately $35,000.

•
EVCI is required to increase the size of its Board from seven to eleven members and use best efforts to fill vacancies created thereby with individuals acceptable to ComVest and EVCI who are independent and unaffiliated with EVCI and ComVest.

•
Events of default include, but are not limited to, a default in the payment by EVCI or its subsidiaries of any obligation to ComVest under any loan or related agreement, or the imposition of any fine or penalty by any regulatory or accrediting authority (other than against Interboro) exceeding $25,000 in the aggregate, or EVCI exceeding by more than 10% its expenses projected on the budget approved by ComVest for any month or on a cumulative basis from December 31, 2007.

•	The Loan Agreement is cross-defaulted with the Harris Credit Agreement and the Revolving Credit Agreement discussed below.

•	EVCI is required to employ a new full time chief financial officer or restructuring officer, reasonably acceptable to ComVest, by not later than February 29, 2008.

Revolving Credit Agreement with TCI and PSB and related Revolving Credit Note and Guaranty Agreement

•
Up to a total of $2,850,000 of revolving credit loans may be obtained, from time to time for TCI and PSB working capital needs and other general corporate purposes. If required, $1,000,000 of the $2,850,000 may be used to provide credit support for standby letters of credit, provided no event of default has occurred and is continuing.

•	The ability to obtain loans will terminate on December 31, 2008, subject to earlier termination upon a Sale (as defined in the Revolving Credit Agreement), which includes a sale of TCI or PSB.

•	The loans mature March 31, 2009, and are subject to mandatory prepayment upon acceleration following an event of default or a Sale (as defined in the Revolving Credit Agreement).

•	A closing fee of $150,000 is payable to ComVest when the revolving loans mature or are prepaid. Expenses relating to the Revolving Credit Agreement are estimated to be approximately $165,000.

•	Interest is payable at the same rates and times as with respect to the EVCI term loans discussed above.

•	The revolving loans will be secured by a first lien on the same basis as the term loans discussed above.

•	EVCI and its subsidiaries, Interboro Institute, Inc. and Interboro Holding, Inc., will guaranty payment of all amounts owed to ComVest under the Revolving Credit Agreement.

•
In the event of a Sale of TCI, and/or PSB, in addition to the repayment of all obligations to ComVest, as lender, ComVest will be paid an exit fee equal to a percentage of the Net Proceeds of the Sale as follows:

Percentage	Agreement Date

5%	On or prior to 3/31/2008

9%	After 3/31/2008 and on or prior to 6/30/08

14%	After 6/30/08 and on or prior to 9/30/08

20%	After 9/30/08 and on or prior to 12/31/08

Increasing to a maximum of 25% at the rate of an additional 1% per month	After 12/31/08

“Net Proceeds” will be the total paid by the buyer, less reasonable expenses incurred by the seller and the total amount of all secured indebtedness to ComVest (including under the Harris Credit Agreement) and under the Secured Convertible Promissory Notes totaling $582,426 in principal amount that were issued to Dr. Arol I. Buntzman, Dr. John J. McGrath, Joseph D. Alperin and Stephen Schwartz on May 23, 2007. In the event a sale is for less than all of TCI and/or PSB, “Net Proceeds” shall be based on the full value of all equity interests of the company based on the valuation in the applicable Sale.

The “Agreement Date” will be the date a definitive sale agreement is entered into.

Furthermore, if all amounts owed to ComVest are paid, other than from a sale of TCI and PSB, a hypothetical sale of TCI and PSB will be deemed to have occurred and “Net Proceeds” will be based on a valuation of TCI and PSB by an independent financial advisor, assuming the hypothetical sale was the result of an arm’s length transaction.

•
Events of default include, but are not limited to, a default in the payment by TCI or PSB, or any of the guarantors of any obligation to ComVest under any loan or related agreement, or the occurrence of a Material Adverse Affect (as defined in the Revolving Credit Agreement), or either TCI or PSB not being eligible to receive TAP or PELL or the failure of TCI and PSB to have entered into definitive agreement(s), by November 30, 2008, for the sale of TCI and PSB, subject to certain conditions.

•	The Revolving Credit Agreement is cross-defaulted with the Harris Credit Agreement and the Loan Agreement.

•
TCI is required to use its best efforts to obtain, by May 31, 2008, any and all regulatory approvals required to permit TCI to offer, on a permanent basis, the degree programs that were formerly offered by Interboro Institute.

•
If a definitive agreement for the Sale of TCI and PSB is not in effect on April 1, 2008, TCI and PSB are required to retain an investment banker, reasonably satisfactory to ComVest, to conduct a process for the sale for TCI and PSB. ComVest has the right to waive this requirement.

Amendment to ComVest Warrant

As a condition of the loans to EVCI, TCI and PSB discussed above, the warrants issued to ComVest on May 23, 2007 to purchase up to 8,621,032 shares of EVCI common stock, as adjusted for EVCI’s recent reverse stock split, was amended to provide:

•	The per share exercise price is $0.01 with respect to 4,310,516 shares and remains at $1.62 with respect to the balance of 4,310,516 shares.

•
ComVest has the right to require EVCI to redeem the warrants that are exercisable at $1.62 per share at $0.50 per warrant at any time on or after the earlier of March 31, 2009 and the date all debt obligations under the Harris Credit Agreement, Loan Agreement, Revolving Credit Agreement or Secured Convertible Promissory Note issued to ComVest on May 23, 2007, are required to be paid to ComVest.

Forbearance Agreement

As assignee of the Harris Credit Agreement, ComVest agreed to:

•	Defer all principal and interest payments until March 31, 2009.

•
Forbear from accelerating the maturity of its Senior Debt as a result of existing “Events of Default,” as defined in the Harris Credit Agreement, until December 31, 2008, subject to certain terms and conditions.

Special Committee and Board Approval

A Special Committee of EVCI’s Board of Directors, comprised of Philip M. Getter and Donald Grunewald, has recommended approval by EVCI’s Board of Directors of the foregoing agreements and the transactions contemplated by those agreements. The Special Committee acted with the advice of its own counsel. Approval by EVCI’s Board of Directors, in accordance with the Special Committee’s recommendation, was given by a vote of Dr. John J. McGrath, Philip M. Getter, Donald Grunewald and Robert F. Kennedy, Jr. Brian H. Fluck, abstained from voting due to his relationship with ComVest and Inder Tallur, a ComVest designee, was absent from the meeting.

***
Waiver and Consent

ComVest, Dr. John J. McGrath and Joseph D. Alperin consented to the ComVest term loans and revolving credit loans discussed above, unspecified future borrowings by EVCI and/or its subsidiaries from ComVest and all such loans and borrowings constituting Senior Debt (as defined in the Harris Credit Agreement). Their consent constitutes a waiver of any default that would occur under their Secured Convertible Promissory Notes issued on May 23, 2007 as a result of the additional secured borrowings.

Dr. Arol I. Buntzman, a former officer and director of EVCI and its subsidiaries, and Stephen Schwartz, a former officer of EVCI, refused to give their waiver and consent. As a result they may seek to declare their Secured Convertible Promissory Notes issued on May 23, 2007 to be in default and due and payable and to collect interest at the default rate of 24% per annum. Any exercise of remedies by them would be subject to the Intercreditor Agreement, dated April 24, 2007, in favor of ComVest (as assignee of Harris N.A.), which was previously filed as Exhibit 10.52(c) to EVCI’s report on Form 10-K/A, filed on May 23, 2007. The Intercreditor Agreement provides for a 120-day standstill before pursuing remedies after declaring a default and payments to ComVest until the Senior Debt is fully paid. The principal amounts of Dr. Buntzman’s and Mr. Schwartz’s Notes are $291,212 and $72,803, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 of this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.*	Description of Exhibit

10.1	Loan Agreement, dated December 31, 2007, between ComVest Investment Partners III, L.P. and EVCI Career Colleges Holding Corp.

10.2	Promissory Note, dated December 31, 2007, in the principal amount of $700,000.

10.3
Guaranty Agreement, dated December 31, 2007, made by Technical Career Institutes, Inc., Pennsylvania School of Business, Inc., Interboro Institute, Inc. and Interboro Holding, Inc. in favor of ComVest Investment Partners III, L.P.

10.4	Revolving Credit Agreement, dated December 31, 2007, among ComVest Investment Partners III, L.P., Technical Career Institutes, Inc., and Pennsylvania School of Business, Inc.

10.5	Revolving Credit Note, dated December 31, 2007, in the principal amount of $2,850,000.

10.6	Guaranty Agreement, dated December 31, 2007, made by EVCI Career Colleges Holding Corp., Interboro Holding, Inc. and Interboro Institute, Inc. in favor of ComVest Investment Partners III, L.P.

10.7	Amendment to ComVest Warrant, dated December 31, 2007, between EVCI Career Colleges Holding Corp. and ComVest Investment Partners III, L.P.

10.8	Forbearance Agreement, dated December 31, 2007, among EVCI Career Colleges Holding Corp and its Subsidiaries and ComVest Investment Partners III, L.P.

* To be filed by amendment.

10.9	Form of Waiver and Consent dated December 31, 2007.

10.10
Indemnity Agreement and Release, dated December 31, 2007 by and among ComVest Investment Partners III, L.P., Technical Career Institutes, Inc., Pennsylvania School of Business, Inc., Interboro Institute, Inc., Interboro Holding, Inc. and Harris N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

EVCI CAREER COLLEGES HOLDING CORP.

Dated: December 31, 2007	By:	/s/ Joseph D. Alperin
Name: Joseph D. Alperin
Title: General Counsel and
Vice President for Corporate Affairs

Exhibit Index

Exhibit No.*	Description of Exhibit

10.1	Loan Agreement, dated December 31, 2007, between ComVest Investment Partners III, L.P. and EVCI Career Colleges Holding Corp.

10.2	Promissory Note, dated December 31, 2007, in the principal amount of $700,000.

10.3
Guaranty Agreement, dated December 31, 2007, made by Technical Career Institutes, Inc., Pennsylvania School of Business, Inc., Interboro Institute, Inc. and Interboro Holding, Inc. in favor of ComVest Investment Partners III, L.P.

10.4	Revolving Credit Agreement, dated December 31, 2007, among ComVest Investment Partners III, L.P., Technical Career Institutes, Inc., and Pennsylvania School of Business, Inc.

10.5	Revolving Credit Note, dated December 31, 2007, in the principal amount of $2,850,000.

10.6	Guaranty Agreement, dated December 31, 2007, made by EVCI Career Colleges Holding Corp., Interboro Holding, Inc. and Interboro Institute, Inc. in favor of ComVest Investment Partners III, L.P.

10.7	Amendment to ComVest Warrant, dated December 31, 2007, between EVCI Career Colleges Holding Corp. and ComVest Investment Partners III, L.P..

10.8	Forbearance Agreement, dated December 31, 2007, among EVCI Career Colleges Holding Corp and its Subsidiaries and ComVest Investment Partners III, L.P.

10.9	Form of Waiver and Consent dated December 31, 2007.

10.10
Indemnity Agreement and Release, dated December 31, 2007 by and among ComVest Investment Partners III, L.P., Technical Career Institutes, Inc., Pennsylvania School of Business, Inc., Interboro Institute, Inc., Interboro Holding, Inc. and Harris N.A.

*To be filed by amendment.